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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K/A



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 APRIL 24, 1997
                                 ---------------
                                 (March 25, 1997)


                          DETROIT DIESEL CORPORATION
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                 --------------------------------------------
                (State or other jurisdiction of incorporation)




        1-12394                                         38-2772023
        -------                                         ----------
(Commission File Number)                     (IRS Employer Indentification No.)



              13400 OUTER DRIVE WEST, DETROIT, MICHIGAN 48239-4001
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)

                                  313-592-5000
                                  ------------
              (Registrant's telephone number, including area code)





         This report contains 5 pages.  The exhibit index is on page 4


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                               TABLE OF CONTENTS

                                                                       PAGE NO.
                                                                       --------

ITEM 4 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT                      2

























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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------   ---------------------------------------------

Form 8-K, filed by the Registrant on March 26, 1997, as amended by Form 8-K/A, filed by the Registrant on April 3, 1997, is further amended to include Exhibit
16.1 filed herewith.




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     DETROIT DEISEL CORPORATION

Date: April 24, 1997                 By:  /s/ John F. Farmer
                                          ------------------------
                                           John F. Farmer
                                       Its:  Vice President and General Counsel



















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                                EXHIBIT INDEX



The following constitutes the exhibits to Amendment No. 2 of the Current Report on Form 8-K/A of Detroit Diesel Corporation on April 24, 1997.

EXHIBIT                                                                    PAGE
NUMBER                             EXHIBIT                                NUMBER
-------                            -------                                ------

 16.1   Letter re change in certifying accountant                            5

























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